As filed with the U.S. Securities and Exchange Commission on April 11, 2014

Registration No. 333-___

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

TRUST FOR ADVISED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin  53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-6609

Jeanine M. Bajczyk, Esq.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(Name and Address of Agent for Service)

Copies to:

Christopher D, Menconi
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The effective date of this Registration Statement is delayed until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Shares of common stock, no par value per share, of the Sound Point Floating Rate Income Fund

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Sound Point Floating Rate Income Fund
(a closed-end registered investment company)

INTO

Sound Point Floating Rate Income Fund
(an open-end series of Trust for Advised Portfolios)

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

May 16, 2014

SOUND POINT FLOATING RATE INCOME FUND
375 Park Ave, 25th Floor, New York, NY 10152

(212) 895-2260

May 16, 2014

Dear Shareholder,

You are receiving these materials because the Board of Trustees of your fund unanimously determined that it is in the best interests of your fund and its shareholders to effect an open-ending of your fund.  Following consultation with Sound Point Capital Management, L.P. (“Sound Point”), the current Board of Trustees determined to accomplish the open-ending of your fund by reorganizing it into a newly established series of an open-end investment company called the Trust for Advised Portfolios (the “TAP Trust”).  The proposed reorganization will allow shareholders to achieve daily liquidity for their shares at net asset value and will also allow them to continue to invest in a fund that is managed according to an identical investment objective and substantially similar investment strategies and restrictions.

Accordingly, you are cordially invited to a special shareholder meeting (“Special Meeting”) of the Sound Point Floating Rate Income Fund (“Target Fund”), to be held on ____, 2014, at 11:00 a.m., Central time.  Before the Special Meeting, we would like to provide you with additional background information and ask for your vote on an important proposal affecting the Target Fund.

We are asking for your vote to approve the proposed reorganization of the Target Fund into the Sound Point Floating Rate Income Fund (the “Acquiring Fund”).  The Acquiring Fund is a newly formed series of the TAP Trust, an open-end investment company organized as a Delaware statutory trust.  In this proposed reorganization, your shares of the Target Fund would, in effect, be exchanged for Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of the Target Fund.  Because the assets of the Target Fund will become the assets of a mutual fund after the closing of the proposed reorganization, this type of transaction is known as “open-ending” of a closed-end fund.  It is currently anticipated that, if approved by shareholders, the proposed reorganization would be a tax-free transaction for federal income tax purposes, as further described in the Combined Prospectus/Proxy Statement.

The Target Fund is currently a closed-end registered investment company and is also organized as a statutory trust under the laws of the State of Delaware and has an identical investment objective and substantially similar investment strategies and restrictions to those of the Acquiring Fund.  As such, the Acquiring Fund will carry on the business of the Target Fund and inherit its performance and financial records.  Sound Point, the investment adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund and the fees and expenses associated with your investment will not increase as a result of the Proposed Reorganization.

If approved by the shareholders of the Target Fund, it is expected that the proposed reorganization will take effect on or about ____, 2014.  Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•
The Combined Prospectus/Proxy Statement, which provides detailed information on the Acquiring Fund, the specific proposal being considered at the Special Meeting with respect to the Target Fund, and why the proposal is being made.

Shareholders of record as of the close of business on ____, 2014 (the “Record Date”) are entitled to vote at the Special Meeting and any related follow-up meetings.

We encourage you to review the enclosed materials carefully.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting.  You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

Please vote now. Your vote is important.

To avoid wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” a reorganization.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/
Stephen J. Ketchum
President and Chairman
New York, New York
May 16, 2014

SOUND POINT FLOATING RATE INCOME FUND
(A closed-end investment company)
375 Park Ave, 25th Floor, New York, NY 10152
(212) 895-2260

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR ____, 2014

Notice is hereby given that a special meeting of shareholders of the Sound Point Floating Rate Income Fund will be held on ____, 2014, at 11:00 a.m., Central time, in the offices of   U.S. Bancorp Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.  The following matters will be considered and acted upon at that time:

1.   To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Sound Point Floating Rate Income Fund (the “Target Fund”) to the Sound Point Floating Rate Income Fund, an open-end series of Trust for Advised Portfolios (the “Acquiring Fund”), in exchange for the Acquiring Fund’s Institutional Class shares having an aggregate net asset value equal to the net asset value of the Target Fund’s assets and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, (ii) the distribution of such Institutional Class shares to the shareholders of the Target Fund in complete liquidation of the Target Fund, and (iii) the dissolution of the Target Fund under Delaware law; and

2.   To transact such other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on ____, 2014 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.  The Board of Trustees of the Target Fund recommends that you vote in favor of these proposals.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Target Fund.  Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope.  Shareholders may also vote by telephone or over the internet; please see pages 28 of the enclosed Combined Prospectus/Proxy Statement for details.  If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting.  Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “General Information – How to Vote” for more information.

By Order of the Board of Trustees,

/s/
Kevin Gerlitz
Secretary
New York, New York
May 16, 2014

COMBINED PROSPECTUS/PROXY STATEMENT

SOUND POINT FLOATING RATE INCOME FUND

AND

SOUND POINT FLOATING RATE INCOME FUND
A SERIES OF TRUST FOR ADVISED PORTFOLIOS

375 Park Ave, 25th Floor
New York, NY 10152

(212) 895-2260

This combined proxy statement/prospectus, dated May 16, 2014 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Sound Point Floating Rate Income Fund in connection with the solicitation by the Board of Trustees (the “Board” or the “Trustees”) of proxies to be used at a special meeting of the shareholders of Sound Point Floating Income Fund to be held at the offices of U.S. Bancorp Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on ____, 2014, at 11:00 a.m., Central time (the “Special Meeting”).

The purposes of the Special Meeting are to:

1.   Approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Sound Point Floating Rate Income Fund (the “Target Fund”), a closed-end fund, to the Sound Point Floating Rate Income Fund, an open-end series of Trust for Advised Portfolios (the “Acquiring Fund”), in exchange for the Acquiring Fund’s Institutional Class shares having an aggregate net asset value equal to the net value of the Target Fund’s assets and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, (ii) the distribution of such Institutional Class shares to the shareholders of the Target Fund in complete liquidation of the Target Fund, and (iii) the dissolution of the Target Fund under Delaware law (the “Reorganization”); and

2.   Transact such other business as may properly be presented at the Special Meeting or any postponement of adjournment thereof.

The members of the Boards of Trustees of the Acquiring Fund and the Target Fund have unanimously approved the Reorganization and recommend that you vote FOR this proposal.

If approved by the Target Fund’s shareholders, the Agreement and Plan of Reorganization provides for the acquisition by the Acquiring Fund of all of the assets, and assumption of all of the liabilities, of the Target Fund, solely in exchange for newly issued Institutional Class shares of the Acquiring Fund having an aggregate net asset value equal to the net asset value of the Target Fund’s assets.  Immediately thereafter, and as part of the Reorganization, the Target Fund will distribute the shares received in the Reorganization to its shareholders.

You will receive shares of the Acquiring Fund in an amount equal to the aggregate net asset value of shares of Target Fund common stock you held immediately prior to the Reorganization.

This Prospectus/Proxy Statement sets forth concisely the information that shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Institutional Class shares of the Acquiring Fund only.  Please read it carefully and retain it for future reference.

The following documents containing additional information about the Fund, each having been filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), are incorporated by reference into (legally considered to be part of) this Prospectus/Proxy Statement:

• The Statement of Additional Information dated May 16, 2014 (the “Reorganization SAI”), relating to this Prospectus/Proxy Statement; and

• The financial statements, financial highlights and related report of the independent registered public accounting firm for the Target Fund included in the Annual Report for the fiscal year ended August 31, 2013, and the unaudited Semi-Annual Report for the period ended February 28, 2014.

In addition, the following document has been filed with the SEC and is incorporated by reference into (legally considered to be part of) and also accompanies this Prospectus/Proxy Statement:

• The Sound Point Floating Rate Income Fund Prospectus for Institutional Class shares (the “Acquiring Fund’s Prospectus”) dated June [ ], 2014.

Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Acquiring Fund’s Prospectus will apply to the Institutional Class shares to be issued by the Acquiring Fund in connection with the Reorganization.  These documents are on file with the SEC.  The Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing each of the Funds at the following address:

375 Park Ave, 25th Floor, New York, NY 10152

(212) 895-2260

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization.  Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	(800) SEC-0330

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services U.S. Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Reports, proxy statements and other information concerning the Target Fund may be inspected at the offices of U.S. Bancorp Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

No business other than that discussed above may be presented for consideration at the Special Meeting.  If any procedural matter relating to a proposal is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

This Prospectus/Proxy Statement serves as the prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund’s Institutional Class shares in the Reorganization.  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is May 16, 2014.

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SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein and is qualified by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, and in the Agreement and Plan of Reorganization, a form of which is included as Exhibit A to this Proxy Statement/Prospectus.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization, because they contain details that are not in the summary.

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

At a special meeting held on March 10, 2014, the Board of Trustees of your fund, the majority of whom are “independent” as defined in the Investment Company Act of 1940, as amended, approved the proposed reorganization (the “Reorganization”) and the Agreement and Plan of Reorganization between the Sound Point Floating Rate Income Fund (the “Target Fund”) and Trust for Advised Portfolios (the “TAP Trust”) on behalf of Sound Point Floating Rate Income Fund (the “Acquiring Fund”), a series of the TAP Trust, and recommended that shareholders also approve the Reorganization.  The Reorganization, if approved by shareholders, will be accomplished by the transfer of all the assets of the Target Fund into the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund.  Following the transfer, the Acquiring Fund shares received in the exchange will be distributed to shareholders of the Target Fund in complete liquidation of the Target Fund.  As a result of the proposed transaction, (1) you will cease being a shareholder of the Target Fund; (2) instead you will become a shareholder of the Acquiring Fund; and (3) the value of the shares in the Acquiring Fund after the Reorganization will equal the value of your shares in the Target Fund as of the close of the business day immediately preceding the closing date of the transaction.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

The Acquiring Fund and the Target Fund have the same investment adviser, Sound Point Capital Management, L.P. (“Sound Point” or the “Advisor”).  Reorganizing the Target Fund into the Acquiring Fund will enable you to share in certain potential benefits, including but not limited to the following:

(i) the opportunity to invest in an open-end fund that pursues a substantially similar investment approach and also offers lower expenses;
(ii) the ability to redeem your shares at net asset value on a daily basis;
(iii) increased control over the timing of any recognition of taxable gain or loss occasioned by the redemption of shares;
(iv) no gain or loss is expected to be recognized by shareholders for federal income tax purposes as a result of the Reorganization; and/or
(v) absent a reorganization, there is the possibility that the Target Fund will not be able to continue to operate.

WHAT VOTE IS REQUIRED TO APPROVE THE PLAN?

In order to approve the Reorganization, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization for the Target Fund.  Under the 1940 Act, approval requires an affirmative vote of the lesser of: (a) 67% or more of the Target Fund’s shares represented at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.  However, because Section 10.3 of the Target Fund’s Agreement and Declaration of Trust provides that a conversion of the Target Fund from a closed-end to an open-end investment company requires the affirmative vote of at least three-quarters (3/4) of the Trustees then in office followed by the affirmative vote or consent of the holders of three-quarters (3/4) of the shares outstanding and entitled to vote, we will need to satisfy this higher vote requirement.

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HOW WILL THE REORGANIZATION WORK?

•   The Reorganization is scheduled to occur on or about _____, 2014, but may occur on such later date as the parties may agree in writing (the “Closing Date”).

•   The Target Fund will be reorganized into an open-end fund, the Acquiring Fund, which is also named the Sound Point Floating Rate Income Fund.  All of the assets and liabilities of the Target Fund will become the assets and liabilities of the Acquiring Fund.

•   The Target Fund will cease to exist.  The outstanding common shares of the Target Fund will be converted into a number of whole or fractional Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of the Target Fund immediately prior to the Reorganization.  The net asset value of the Target Fund will be computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date.

•   No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Reorganization.

•   The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either the Target Fund or its common shareholders.

•   Any net capital loss carryovers of the Target Fund are expected to be available for use in the future by the Acquiring Fund, as the sole surviving entity, subject to applicable tax law limitations.

WHY DO THE TARGET FUND'S TRUSTEES RECOMMEND THE REORGANIZATION?

The Trustees believe that a reorganization of the Target Fund with and into the Acquiring Fund offers you a number of potential benefits, which are highlighted by the following discussion of key differences between the two funds.  These potential benefits and considerations include:

•   Liquidity at net asset value.  The Acquiring Fund is an open-end fund that permits redeeming or purchasing shares at net asset value.  Because common shares of closed-end funds, such as the Target Fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value.  The Trustees noted that the reorganization of the Target Fund into the Acquiring Fund effectively would provide shareholders with liquidity for their common shares at net asset value, thereby eliminating the discount at which the Target Fund's common shares historically have traded.

•   Lower operating expenses. The pro forma gross expense ratio for the Acquiring Fund's Institutional Class shares is anticipated to be 0.90%.  The historical expense ratio for shares of the Target Fund is 1.60%.  Therefore, the expense ratio of 0.90% for the Institutional Class shares of the Acquiring Fund will be lower as compared to shares of the Target Fund.  Pending TAP Trust Board approval, pursuant to the Operating Expenses Limitation Agreement with respect to the Fund, the Advisor will contractually agree to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 0.90% of the Fund’s Institutional Class shares (the “Expense Cap”).  The proposed expense limitation would be in effect for two years from the date of the Reorganization.  There can be no assurance that Sound Point will extend the expense limitation beyond such time.  Sound Point will be entitled to recoup any expenses paid or advisory fees waived prior to the Reorganization, which would result in a direct benefit to Sound Point.

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•   Lower management fees. The Acquiring Fund pays a lower management fee rate.  The Target Fund’s current management fee is 1.25%. The Acquiring Fund’s management fee is 0.65%, which is a decrease of 0.60% compared with the Target Fund.

•   Tax Consequences. The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore you are not expected to recognize gain or loss for federal income tax purposes on the exchange of the Target Fund’s shares for Institutional Class shares of the Acquiring Fund in the Reorganization.

•   Alternatives. If the Reorganization is not approved, the Board will meet to consider all available options, including liquidating the Target Fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.

There are differences in shareholder voting between the Target Fund and the Acquiring Fund.  Your voting rights and the voting rights of shareholders of the Acquiring Fund are described in more detail below.  Therefore, the Target Fund's Trustees recommend that you vote FOR the Reorganization.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion from Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368 of the Code.  Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither the Target Fund nor shareholders of the Target Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares that holders of shares of the Target Fund receive in the Reorganization will be the same as the aggregate tax basis of the common shares of the Target Fund that you held prior to the Reorganization.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

If the required approval of shareholders of the Target Fund is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, the Target Fund will continue to engage in the business as a closed-end fund, and the Board will consider what further action may be appropriate.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE TARGET FUND AND ACQUIRING FUND?

The Target and Acquiring Funds’ investment objective is to provide consistently strong risk-adjusted returns.  Each Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

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WHAT ARE THE FUNDS’ MANAGEMENT ARRANGEMENTS?

Both the Target Fund and Acquiring Fund are advised by Sound Point Capital Management, L.P., a Delaware limited partnership, 375 Park Ave, 25th Floor, New York, NY 10152.  As of January 31, 2014, the Advisor had approximately $4.17 billion under management.

WHAT ARE THE PROCEDURES FOR PURCHASING, REDEEMING, EXCHANGING, AND PRICING SHARES?

The Target Fund’s minimum initial investment is $25,000, while the Acquiring Fund will have two classes with minimum investments of $250,000 for Institutional Class shares.  The investment minimum has been waived for shareholders of the Target Fund as the record date of  ____, 2014 (the “Record Date”).  There is no subsequent investment minimum for purchasing Institutional Class Shares.  The Target Fund, unlike the Acquiring Fund, is a closed-end investment company, which means that shareholders do not have the right to redeem or exchange their shares.  The Target Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, offers to repurchase between 5% and 25% of its outstanding shares at their net asset value (“NAV”) as of or prior to the end of each fiscal quarter.  Other than the Target Fund’s quarterly repurchase offers, no market for the Target Fund’s shares exists.  The Target Fund’s shares are not listed on any securities exchange, and the Target Fund anticipates that no secondary market will develop for its shares.  The Acquiring Fund can be available for purchases and redemptions at NAV per share on a daily basis on each business day of the Acquiring Fund.

WHO IS ASKING FOR MY VOTE?

For the reasons set forth above under “What are the Reasons for the Proposed Reorganization?,” the Board of the Target Fund asks that you vote on the matters listed on the first page of this Prospectus/Proxy Statement.  The votes will be formally counted at the special meeting on ____, 2014, and if the special meeting is adjourned, at a later meeting.

WHO IS ___________?

__________ is a third-party proxy vendor that Sound Point engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on ____, 2014 are entitled to attend and vote at the meeting or any adjourned meeting.  Each share is entitled to one vote.  Per the Target Fund’s Agreement and Declaration of Trust, approval by holders of three-quarters (3/4) of shares outstanding and entitled to vote is required to approve the Agreement and Plan of Reorganization.  Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to shareholders' instructions.  If you sign a proxy but do not fill in a vote, the Target Fund will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

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HOW IS A QUORUM FOR THE SPECIAL MEETING ESTABLISHED?

The presence of at least 30% of the outstanding shares entitled to vote of the Target Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to a Fund.

HOW DO I VOTE MY SHARES?

Although you may attend the Special Meeting and vote in person, you do not have to.  You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided.  Please do not mail the proxy card if you are voting by Internet or telephone.

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PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Proposal requests your approval of the Reorganization of the Target Fund into the corresponding Acquiring Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of the Target Fund to the Acquiring Fund

The Target Fund and the Acquiring Fund have substantially similar investment objectives and strategies, which are presented in the table below.  The Acquiring Fund has been created as a new series of the TAP Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its business investment strategy and will not conduct any investment operations until after the closing of the Reorganization.

COMPARISON OF TARGET FUND AND ACQUIRING FUND

	Target Fund	Acquiring Fund
Form of Organization	A stand-alone non-diversified closed-end investment company organized as a Delaware statutory trust.	A non-diversified open-end investment company series of Trust for Advised Portfolios, a Delaware statutory trust.
Net Assets as of August 31, 2013	$20.8 million	N/A. The Fund has no assets prior to the Reorganization.
Investment Advisor and Portfolio Manager	Sound Point Capital Management, L.P.	Same
Annual Operating Expenses as a Percentage of Average Net Assets	1.60%	0.90% (Institutional Class)
Investment Objective	The Fund’s investment objective is to provide consistently strong risk-adjusted returns.	The Fund seeks to provide a high level of current income consistent with strong risk-adjusted returns.
Investment Strategies and Process
The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities.  The Fund invests primarily in senior floating rate loans (“Floating Rate Loans”) which are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure.  Floating Rate Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “high yield” or “junk”).

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Target Fund	Acquiring Fund

The Advisor utilizes a fundamental, research intensive approach to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which it considers under-valued, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate (“LIBOR”), with or without a floor plus a fixed spread and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.  In managing the Fund, the Advisor seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market.  Preservation of capital is considered when consistent with the Fund’s objective.

Temporary Strategies	The Fund may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.
The Fund may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  To the extent that the Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.

Management Fee Rate	1.25% per annum	0.65% per annum
Distribution	Quasar Distributors, LLC provides distribution services to the Fund.	Same
Expense Limitations
Pursuant to the Expense Limitation Agreement with respect to the Fund, until at least December 31, 2014, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

Pursuant to the Expense Limitation Agreement with respect to the Fund, the Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 0.90% of the Fund’s Institutional Class shares (the “Expense Cap”).  Pending TAP Trust Board approval, the Expense Cap will remain in effect through at least [ ], 2016, and may be terminated prior to its expiration only by the TAP Trust’s Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

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Target Fund	Acquiring Fund
Buying Shares
Each investor is  required to certify that the Shares purchased are being acquired directly or indirectly for an “Accredited Investor” as that term is defined under the Securities Act of 1933 and Rule 502 of Regulation D.
You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.
Exchange Privilege	N/A	N/A
Selling Shares
The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  The Fund will offer to repurchase not less than 5% of its outstanding shares on a quarterly basis. This is a fundamental policy that can not be changed without shareholder approval. As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.  Currently, the Fund intends to offer to repurchase 5% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares.

Shares of the Fund may be sold at the net asset value per share calculated after the Fund receives your request in good order.

If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus.  Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.

Comparison of Principal Risks of Investing in the Funds

The Acquiring Fund is subject to the same principal risks associated with the investments of the Target Fund, but differs in terms of the risks associated with the Target Fund’s closed-end structure.  A discussion regarding certain principal risks of investing in either of the Funds is set forth below.  Where applicable, differences between the Target Fund and the Acquiring Fund have been highlighted.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Acquiring Fund’s Prospectus and the Statement of Additional Information.  As with all investment companies, there is the risk that you could lose all or a portion of your investment.  An investment in each Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

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No Operating History (Acquiring Fund Only).  The Fund is a newly formed, non-diversified, open-end management investment company and has no operating history upon which a potential investor can evaluate its performance.  However, unlike most new funds, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund, will have the same investment adviser and will retain the track record of the Target Fund.

Management Risk (Both Funds).  The success of the Fund depends on the expertise of the Advisor and its ability to make investments in securities.  There can be no assurance that the Advisor will be successful in doing so.

Liquidity of Shares; Limitations on Transfer Risk (Target Fund Only).  The Target Fund does not list its shares for trading on any national securities exchange or arrange for their quotation on any over-the-counter market.  The Acquiring Fund issues shares that are redeemable daily.

Illiquid Security Risk (Target Fund).  The Target Fund may invest without limit in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  Also, the Target Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The Acquiring Fund will limit its investment in illiquid securities to 15% of its net assets at the time of purchase.  This may cause the Acquiring Fund to miss investment opportunities that the Target Fund could make.  However, significant investment in illiquid securities tend to present additional investment risks.

Focused Investing Risk (Both Funds).  To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.

Non-Diversification Risk (Both Funds).  The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Leverage Risk (Both Funds).  Leverage risk is the risk associated with the use of the Fund’s borrowings.  There can be no assurance that the Fund’s leveraging strategy will be successful.  Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Fund.  The Acquiring Fund’s leverage will not include leverage from preferred shares, while the Target Fund has the ability to issue such shares to produce leverage.

Cash Management Risk (Both Funds).  The Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances, including when the Advisor believes the Fund needs to retain cash.  Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value.

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Investment and Market Risk (Both Funds).  An investment in the Fund is subject to risk, including the possible loss of the entire principal amount that you invest.  Shares may be worth less than an original investment.  The recent financial crisis has caused a significant decline in the value and liquidity of many securities.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, but such support may eventually be withdrawn.

Tax Risks (Both Funds).  The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year by meeting the composition of income, asset diversification, and distribution requirements that apply to RICs.  If for any reason the Fund fails to qualify for treatment as a RIC, the Fund will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the Shareholders’ investment return.

Regulatory Risk (Both Funds).  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  It is impossible to predict if future regulatory developments might adversely affect the Fund.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all.

Investment and Trading Risks (Both Funds).  An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost.   No guarantee or representation is made that the Fund’s investment program will be successful.  The Advisor will be investing substantially all of the Fund’s assets in securities and credit instruments, some of which may be particularly sensitive to economic, market, industry and other variable conditions.  No assurance can be given as to when or whether adverse events might occur that could cause immediate and significant losses to the Fund.

Loan Participations (Both Funds).  The Fund may invest in loan participations.  Investment in loan participations involves certain risks in addition to those associated with Floating Rate Loans.  A loan participant has no contractual relationship with the borrower of the underlying loan.  As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the loan agreement in the event of a default and may not have the right to object to amendments or modifications of the terms of such loan agreement.  A participant in a syndicated loan generally does not have the voting rights, which are retained by the lender.

High Yield Securities Risk (Both Funds).  The Fund expects to invest in high-yield securities.  Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds.  In addition, the Fund may invest in debt instruments of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments.

General Market and Credit Risks (Both Funds).  Debt portfolios are subject to credit risk and interest rate risk.  “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk.  Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.  “Interest rate risk” refers to the risks associated with market changes in interest rates.  Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable).

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Reliance on Corporate Management and Financial Reporting (Both Funds).  The Fund may trade various corporate debt instruments and collateralized debt securities.  The Advisor may select investments for the Fund in part on the basis of information and data filed by issuers of securities with various government regulators or made directly available to the Advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers.  Although the Advisor will evaluate all such information and data and seek independent corroboration when it considers it appropriate and reasonably available, the Advisor will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.  The Advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.  Recent events have demonstrated the material losses which investors, such as the Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Bankrupt or Restructured Companies Risks (Both Funds).  Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings.  Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.  Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors.  Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund.  Such investments can result in a total loss of principal and may be illiquid.

Fixed-Income Securities Risk (Both Funds).  The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Credit Analysis and Credit Risk (Both Funds).  The strategies utilized by the Advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

“Widening” Risk (Both Funds).  The prices of the securities in which the Fund invests may decline substantially. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk.

Hedging Risk (Both Funds).  The Fund may utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Advisor’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

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Counterparty Risk (Both Funds).  Some of the markets in which the Fund may effect transactions are “over-the-counter” or “interdealer” markets.  The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Lender Liability; Equitable Subordination Risks (Both Funds).  In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders.

Small and Mid-Cap Risks (Both Funds).  A portion of the Fund’s assets could potentially be invested in securities of small-cap and mid-cap issuers.  While, in the Advisor’s opinion, the securities of small and mid-cap issuers may offer the potential for greater capital appreciation than investments in securities of large-cap issuers, securities of small-cap and mid-cap issuers may also present greater risks.

Economic and Regulatory Climate Risks (Both Funds).  The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations).  These factors may affect, among other things, the level and volatility of securities’ prices, the liquidity of the Fund’s investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund’s profitability or result in losses.  The Fund may maintain substantial trading positions that can be materially adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Inflation Risk (Both Funds).  Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power.  For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined.  For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security.  To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Broker Risk (Both Funds).  The Fund’s assets may be held in one or more accounts maintained for the Fund by its prime brokers or at other brokers or custodian banks, which may be located in various jurisdictions.  The prime brokers, other brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.

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Fee Comparison

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

Annual Operating Expenses (expense that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Institutional Class)	Pro Forma Acquiring Fund (Institutional Class)
Management Fees	1.25%	0.65%	0.65%
Distribution and/or Service Rule 12b-1 Fees	None	None	None
Other Expenses	0.35%(1)	0.56%(2)	0.56%(2)
Total Annual Fund Operating Expenses	1.60%	1.21%	1.21%
Expense Reduction/Reimbursement	n/a	-0.31%	-0.31%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.60%	0.90%(3)	0.90%(3)
1)
“Other Expenses” are based on estimated amounts for the current fiscal year.  The Target Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary. Pursuant to the Expense Limitation Agreement with respect to the Target Fund, until at least December 31, 2014, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Target Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

2)	Other Expenses are based on estimated amounts for the current fiscal year.
3)
The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Institutional Class shares of the Fund to ensure that Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.90% of average daily net assets of the Fund (the “Expense Cap”).  The Expense Cap will remain in effect through at least [   ], 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example

The hypothetical examples below help you compare the cost of investing in the Target Fund and Acquiring Fund. It assumes that: (a) you invest $10,000 in the Target Fund and Acquiring Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) the Target Fund and Acquiring Fund's total operating expenses remain the same and (e) Sound Point's contractual expense limitation for the Acquiring Fund is in effect through year two. Pro forma expenses are included assuming a Reorganization with the Target Fund and Acquiring Fund. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

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	1 Year	3 Years	5 Years	10 Years
Target Fund	$160	$500	$860	$1,870
Acquiring Fund (Institutional Class)	$92	$353	$635	$1,438
Pro Forma Acquiring Fund (Institutional Class)	$92	$353	$635	$1,438

Federal Income Tax Consequences

The Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes.  If the Reorganization so qualifies, in general, the Target Fund, the Acquiring Fund, and the Target Fund’s shareholders, are not expected to recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Bingham McCutchen LLP substantially to that effect.  An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

Post-Closing Date, some percentage of shareholders may exercise their rights of redemption from the Acquiring Fund, which is an open-end investment management company. Such requested redemptions, if material in amount, may cause the Acquiring Fund, shortly after the Reorganization, to sell or otherwise dispose of a material portion of the portfolio holdings received from the Target Fund immediately following the Reorganization.  The tax consequences of any such sales would depend on a variety of factors, including the difference between the price at which such portfolio securities are sold and the Acquiring Fund’s basis in such securities. At any time prior to the consummation of the Reorganization, a shareholder may sell shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal income tax purposes.

Comparison of Closed-End and Open-End Funds

It is proposed that the Target Fund be reorganized with and into the Acquiring Fund.  Although the Target Fund is a Delaware statutory trust and the Acquiring Fund is a series of the TAP Trust, which is also a Delaware statutory trust, the Target Fund is a closed-end fund whose shares are NOT traded on a securities exchange, whereas the Acquiring Fund is an open-end fund whose shares can be redeemed on request.  The differences between the rights of shareholders of the Target Fund and those of the Acquiring Fund relate primarily to the different characteristics of a closed-end fund and an open-end fund. Below is a summary of the principal differences between a closed-end fund and an open-end fund.

Closed-end investment companies neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization.  The Acquiring Fund is registered as an open-end investment company under the 1940 Act. Open-end investment companies are commonly referred to as "mutual funds" and generally issue redeemable securities on an ongoing basis.  Open-end fund shares are sold at their net asset value per share next calculated after the fund receives a purchase request in good order. Shares of a closed-end fund are typically bought on a national securities exchange and may trade at a discount or premium to net asset value.  Open-end fund shares are redeemable each day the NYSE is open at their net asset value, while the Target Fund may only be redeemed at set intervals.  The Acquiring Fund will engage in a continuous offering of its shares of beneficial interest.

As stated above, the shareholders of open-end funds redeem their shares at the "public offering price," meaning net asset value plus any applicable sales charge.  The right to transact at the public offering price is established by Section 22(d) of the 1940 Act.  This provision effectively eliminates any discount that may occur when shares of a closed-end fund trade on the secondary market.  Conversely, this provision precludes the possibility of ever receiving a premium over net asset value at which shares of a closed-end fund may trade on the secondary market.

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Because a closed-end fund does not continuously sell new shares and does not have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares.  In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

Comparison of Each Fund’s Investment Restrictions

In addition to the principal investment policies described above, both the Target Fund and Acquiring Fund are subject to the following fundamental investment restrictions.  These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) (a "1940 Act Majority").  A 1940 Act Majority means the lesser of (i) 67% of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund.

Sound Point Floating Rate Income Fund (Target Fund)	Sound Point Floating Rate Income Fund (Acquiring Fund)
Fundamental Investment Limitation Borrowing and Issuing Senior Securities
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same
Fundamental Investment Limitation Concentration
Except the financial services group of industries (such as banks, broker-dealers and insurance and reinsurance companies) or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry.
Same
Fundamental Investment Limitation Underwriting Activities
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same

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Sound Point Floating Rate Income Fund (Target Fund)	Sound Point Floating Rate Income Fund (Acquiring Fund)
Fundamental Investment Limitation Making Loans
The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same
Fundamental Investment Limitation Purchases and Sales of Real Estate
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same
Fundamental Investment Limitation Purchase and Sale of Commodities
The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same
Fundamental Investment Limitation Senior Securities
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Same

Performance Information

Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations.  As the accounting successor to the Target Fund, the Acquiring Fund’s Institutional Class shares will assume such Target Fund’s historical performance after the consummation of the Reorganization.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Target Fund
Calendar Year Total Return as of December 31, 2013

The Target Fund’s year-to-date total return as of March 31, 2014 was ___%.

Average Annual Total Returns as of December 31, 2013
Return Before Taxes	7.87%
Return After Taxes on Distributions	5.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.45%

Investment Adviser

Sound Point Capital Management, L.P., a Delaware limited partnership, serves as investment adviser to the Target and Acquiring Funds.  The Advisor has been registered as an investment adviser with the SEC since July 2011.  The address of the Advisor is 375 Park Ave, 25th Floor, New York, NY 10152.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.  As of January 31, 2014, the Advisor had approximately $4.17 billion under management under management.

Investment Advisory and Expense Limitation Agreements

Target Fund

The Target Fund entered into an Investment Advisory Agreement (the “Management Agreement”) with Sound Point.  Under the Management Agreement, Sound Point provides investment advisory services, places portfolio transactions in accordance with the Target Fund’s registration statement, manages and oversees the investments of the Target Fund subject to the ultimate supervision and direction of the Fund’s Board, assists the Fund generally in the conduct of its business, votes proxies of the Fund (if applicable), maintains or causes to be maintained necessary books and records of the Fund, furnishes office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operating as a closed-end investment company.  Subject to the Target Fund Board’s oversight, the Advisor has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Target Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

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Under the Management Agreement, the Target Fund is responsible for other expenses, including without limitation, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, research expenses (including related travel expenses), legal fees and other expenses in connection with conducting due diligence and negotiating the terms of certain investments, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator, shareholder record keeping and shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Target Fund, indemnification expenses, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to shareholders, and proxy material fees and expenses in connection with repurchase offers and any repurchases of shares, expenses of shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the shareholders.  The Target Fund is responsible for the fees and expenses (specifically including travel expenses relating to the Fund’s business) of its independent board members.

The Advisor is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all board members, officers, and executive employees of the Target Fund affiliated with the Advisor and making available, without expense to the Fund, the services of its employees to serve in such capacities (subject to their individual consent to serve and to any limitations imposed by law).  The Advisor is responsible for day-to-day investment advisory and management services to each Fund, including oversight of each Fund’s service providers, all under the general oversight of the Fund’s Board.

Pursuant to the Management Agreement, the Target Fund pays the Advisor an investment management fee at an annual aggregate rate of 1.25%.  A discussion of the factors that the Board considered in approving the Fund’s investment advisory agreement is included in the Target Fund’s semi-annual report to shareholders for the fiscal period ending February 28, 2014.

Pursuant to the Expense Limitation Agreement with respect to the Target Fund, until at least December 31, 2014, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

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Acquiring Fund

Pending approval by the TAP Trust’s Board of Trustees at the May 22, 2014 meeting, the TAP Trust, on behalf of the Acquiring Fund, will enter into an Investment Advisory Agreement (the “New Management Agreement”) with Sound Point.  Under the New Management Agreement, Sound Point provides investment advisory services, places portfolio transactions in accordance with the Acquiring Fund’s registration statement, manages and oversees the investments of the Acquiring Fund subject to the ultimate supervision and direction of the TAP Trust Board, assists the Fund generally in the conduct of its business, votes proxies of the Fund (if applicable), maintains or causes to be maintained necessary books and records of the Fund, furnishes office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operations.  Subject to oversight by the TAP Trust’s Board, the Advisor has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Acquiring Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

Under the New Management Agreement, the Acquiring Fund will be responsible for other expenses, including without limitation, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator, shareholder record keeping and shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Acquiring Fund, indemnification expenses, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to shareholders, and expenses of shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the shareholders.  The Acquiring Fund is responsible for its portion of the fees and expenses of the TAP Trust’s independent board members.

The Advisor is responsible for day-to-day investment advisory and management services to the Acquiring Fund, including oversight of each Fund’s service providers, all under the general oversight of the TAP Trust’s Board of Trustees.

The Acquiring Fund will be responsible for its own operating expenses.  Pending approval of a proposed Operating Expenses Limitation Agreement by the TAP Trust’s Board of Trustees at the May 22, 2014 meeting, the Advisor will contractually agree to waive until at least ____, 2016, a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth below:

Institutional Class (Target Fund Shareholders)
Acquiring Fund	0.90%

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Any such waivers made by the Advisor in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Advisor from the Fund, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to recoup waived management fees and expense payments made in the prior three fiscal years from the date the management fees were waived and Acquiring Fund expenses were paid.  The Acquiring Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and expenses.  The Advisor is entitled to recoup fees waived or expenses paid for the benefit of the Target Fund after it is reorganized into the Acquiring Fund.

Administrator, Transfer Agent, Custodian, and Distributor

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as administrator for the Target Fund and also serves as the Target Fund’s transfer and distribution disbursing agent.  Pursuant to the Administration Servicing Agreement, it provides the following services, among others: maintain the register of shareholders and enter on such register all issues, transfers, and repurchases of shares for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of shareholders; control and reconcile shares; mail and tabulate proxies for shareholder meetings; mail prospectuses; process payments; and confirm account activity.

U.S. Bank N.A. serves as custodian for the Target Fund pursuant to a Custody Agreement.  The Target Fund pays the custodian an annual fee of to 3 basis points of the Fund’s average daily market value, subject to an annual minimum fee of $10,000.

Quasar Distributors, LLC (“Quasar”) will act as the principal underwriter and distributor of the Acquiring Fund.  The fees payable to Quasar under the distribution agreement with respect to Investor Class shares may be paid by the Acquiring Fund’s Rule 12b-1 plan, pending approval of the TAP Trust Board.  The fees payable to Quasar with respect to the Institutional Class shares of the Acquiring Fund are paid by the Advisor.

Subject to approval by the TAP Trust’s Board at its Meeting on May 22, 2014, new service agreements with each of these service providers, that are identical in all material respects to the Target Fund’s service agreement, will be entered into by the TAP Trust on behalf of the Acquiring Fund.  After its initial term, the proposed distribution agreement shall continue in effect from year to year provided that such continuance is approved annually by vote of the Trustees, including a majority of the independent Trustees.  The proposed new Custody Agreement, Fund Accounting Servicing Agreement, Transfer Agent Servicing Agreement and Fund Administration Servicing Agreement do not specify a term and will continue unless terminated by the Board.

The fees to be paid under the Custody Agreement, Fund Administration Servicing Agreement, and Fund Accounting Servicing Agreement for the Acquiring Fund are similar in all material respects to the corresponding fees paid by the Target Fund, with one exception - the Chief Compliance Officer fees associated with the Acquiring Fund will increase by 50%.  The fees to be paid under the Transfer Agent Servicing Agreement for the Acquiring Fund will increase as a result of an annual basis point fee based on assets in the Acquiring Fund which covers services more commonly required for an open-end mutual fund.

Independent Accountants.  [ ] serves as the independent registered public accounting firm to the Target Fund, and [ ] will serve as the independent registered public accounting firm to the Acquiring Fund.

Automatic Dividend Reinvestment Plans

The Target and Acquiring Funds intend to distribute net investment income to shareholders on a semi-annual basis.  Distributions will be made to each shareholder pro rata based on the number of shares held by such shareholder and will be net of Fund expenses.  Each Fund has adopted an Automatic Dividend Reinvestment Plan (the “Plan”).  Unless a shareholder otherwise elects in writing, all dividends and distributions on such Shares will be automatically reinvested in additional shares of a Fund.  Election not to participate in the Plan and to receive all distributions, including dividends and capital gain distributions, in cash may be made by indicating that choice on the applicable subscription document or by contacting the Fund’s administrator.

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Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check or ACH transfer to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee).  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Fund’s administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.  On the payment date for any declared distribution (including dividends and capital gain distributions), shareholders participating in the Plan will be issued additional shares at NAV determined for the shares as of the applicable date.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund through participation in the Plan.

Description of Shares

Each of the Target Fund's and Acquiring Fund’s Agreement and Declaration of Trust (each a “Declaration and collectively, the “Declarations”) authorize issuance of an unlimited number of shares (common shares, in the case of the Target Fund).  Shareholders (common shareholders, in the case of the Target Fund) are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders upon liquidation of the Fund.  Such shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote). There are no preemptive rights, conversion rights, redemption provisions or sinking fund provisions with respect to such shares.

Each share of the Target Fund and Acquiring Fund has one vote and shares equally in dividends and distributions, when and if, declared by each Fund, and in each Fund’s net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy require the affirmative vote of shareholders.  As applicable, matters affecting a certain class of each Fund will be voted on by shareholders of that particular class.

All shares, when issued, are fully paid and are non-assessable by each Fund.  There are no preemptive or conversion rights applicable to any of the shares.  Shares do not have cumulative voting rights.

Net Asset Value

Valuations of the Target Fund’s securities and other investments, such as options, may involve uncertainties and judgmental determinations, and if such valuations should prove to be incorrect, the NAV of the Target Fund could be adversely affected.  Certain of the Target Fund’s investments may not be listed on established exchanges, which may make a determination of the fair market value of such securities difficult to accurately determine.  Furthermore, even for listed securities, the Advisor may determine that the listed prices of the securities as determined in accordance with the Advisor’s valuation procedures do not reflect the actual value of the securities and the Advisor may make such appropriate and reasonable modifications thereto to reflect the value of the securities, including to reflect liquidity conditions or other factors affecting such value.  Third party pricing information may at times not be available regarding certain securities.  Valuation determinations made by the Advisor, which will be conclusive and binding, may affect the amount of the management fee.  Accordingly, valuation of some of these positions will necessarily be based on the Advisor’s estimates and models and may prove to be materially inaccurate.  If the credit instruments acquired by the Target Fund are not, in fact, paid in accordance with their tenor, the Target Fund could sustain material losses.

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For the Acquiring Fund, any investments and other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the TAP Trust’s Board. Fair value of an asset is the amount, as determined by the Advisor in good faith, that the Acquiring Fund might reasonably expect to receive upon a current sale of the asset.  The pricing of all fair valued assets shall be reported to TAP Trust’s officers and subsequently to the Board.  If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Advisor to be unreliable, the market price may be determined by the Advisor using quotations from one or more broker/dealers.

Capitalization

The following table sets forth the capitalization of the Target Fund and Acquiring Fund as of February 28, 2014, and the pro forma Acquiring Fund as if the Reorganization had occurred on that date.  If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated.  This is due to changes in the market value of the portfolio securities of both Funds between February 28, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

Capitalization as of March 31, 2014

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	19,701,536	10.52	1,872,503
Acquiring Fund	None	N/A	N/A
Pro Forma Acquiring Fund	19,701,536	10.52	1,872,503

Financial Highlights

The audited financial statements of the Target Fund for the fiscal year ended August 31, 2013 have been incorporated herein by reference in reliance upon the reports of [ ], the Target Fund’s independent registered public accounting firm.  As noted above, the Acquiring Fund has not yet commenced operations.

The Reorganization is scheduled to occur on or about ____, 2014, but may occur on such later date as the parties may agree in writing.  The disposition of certain of the Target Fund’s securities prior to the Closing Date could result in significant brokerage expense and also will cause the Target Fund to realize gains or losses in the current tax year. The Target Fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by the Target Fund as a result of securities dispositions. Because the Target Fund does not expect to have any loss carryforwards, it also does not have any that would expire unused as a result of the Reorganization.

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TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•   The Reorganization is scheduled to occur on the Closing Date.  The Target Fund will be reorganized into the Acquiring Fund. All of the assets and liabilities of the Target Fund will become the assets and liabilities of the Acquiring Fund, and the Target Fund will cease to exist. The outstanding common shares of the Target Fund will be converted into a number of whole or fractional Institutional shares of the Acquiring Fund with an  aggregate net asset value equal to the aggregate net asset value of the common shares of the Target Fund immediately prior to the Reorganization.  The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•   No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Reorganization. Institutional Class shares, which is the class of shares that will be held by Target Fund shareholders, do not charge a distribution fee or redemption fee.

•   The Reorganization is not expected to  result in income, gain or loss being recognized for federal income tax purposes by either Fund or the Target Fund shareholders, except as set forth below under the heading "Tax Status of the Reorganization," and will not take place, unless the Funds receive an opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Target Fund, as further described below under the heading "Tax Status of the Reorganization."

Agreement and Plan of Reorganization

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled and will no longer evidence ownership of the Target Fund's shares.

Conditions to Closing the Reorganization. The obligation of the Target Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Target Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 3.2).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Target Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 3.3).

The obligations of the Target Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of the Target Fund in accordance with the provisions of its Declaration of Trust and By-Laws.  The Target Fund’s obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 5.6).

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Termination of Agreement and Plan of Reorganization. The Board of Trustees of the Target Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of the Target Fund have already approved it) at any time before the Closing Date if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the Fund.

Expenses of the Reorganization. Sound Point will bear the costs associated with the Reorganization, including the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Reorganization, and the costs of liquidating portfolio securities and other redemptions,  if any, in connection with the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the Target Fund and the Acquiring Fund of an opinion from Bingham McCutchen LLP substantially to the effect that, for federal income tax purposes:

•   The Reorganization will constitute a "reorganization" as defined within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and each of the Target Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•    No gain or loss will be recognized by the Target Fund on the transfer of all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•   The tax basis in the hands of the Acquiring Fund of each asset of the Target Fund will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer threreof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•    The holding period of each asset of the Target Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•   No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption of the liabilities of the Target Fund;

•   No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares as part of the Reorganization;

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•   The aggregate tax basis of the Acquiring Fund shares that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

•    Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the period for which such shareholder held the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Acquiring Fund and the Target Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general, and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

BOARD’S EVALUATION AND RECOMMENDATION

The Trustees of the Target Fund believe that the proposed Reorganization will be advantageous to the shareholders of the Target Fund for several reasons.  The Trustees considered the following matters, among others, in approving the proposal:

At a March 10, 2014 Special Meeting of the Target Fund’s Trustees, the Board considered the benefit to shareholders of an open-end fund that permits redeeming or purchasing shares at net asset value.  The Trustees noted that, because common shares of closed-end funds, such as the Target Fund, are not redeemable and instead are bought and sold periodically, the Target Fund offers less liquidity to investors than would the Acquiring Fund.  The Trustees noted that the reorganization of the Target Fund into the Acquiring Fund effectively would provide the Target Fund's shareholders with liquidity for their common shares at net asset value. The Trustees also noted requests for enhanced liquidity from common shareholders and changes in the Target Fund's shareholder base related to investors seeking liquidity.

The Board considered that the pro forma gross expense ratio for the Acquiring Fund's Institutional Class shares is anticipated to be 0.90%, and in addition, that if shareholders of the Target Fund approve the Reorganization, Sound Point will contractually agree to limit ordinary operating expense to the extent required to reduce the combined Fund's expenses to 0.90% for Institutional Class Shares of the Acquiring Fund.  The Board noted that the historical expense ratio for common shares of the Target Fund is 1.60%.  Therefore, the expense ratio will be lower for the Institutional Class shares of the Acquiring Fund as compared to the common shares of the Target Fund.  The expense limitation described above would be in effect for at least two years from the date of the Reorganization.  There can be no assurance that Sound Point will extend the expense limitation beyond such time.

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The Board considered that the Target Fund's current management fee rate of 1.25% of average daily net assets and the Acquiring Fund's anticipated pro forma management fee rate of 0.65% which is 0.60% lower than the Target Fund's average daily managed assets.

The Board considered that the transaction is expected to be treated as a reorganization under Section 368(a) of the Code, and therefore will not result in a taxable sale of shares.  The Board considered that Sound Point would bear the costs associated with the Reorganization, including the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Reorganization.  These expenses in the aggregate are estimated to be approximately $_______.

The Board considered that the Acquiring Fund has no assets or liabilities and that therefore there would be no dilution to existing shareholders upon the issuance of the same number of shares by the Acquiring Fund held by each Target Fund shareholder.

The Board considered the size of the Target Fund and the alternatives of remaining an interval fund or potentially liquidating.  The Board also considered the current expense cap that is set to expire on December 31, 2014.

The Board considered that Sound Point will continue to manage the Target Fund’s assets after they are assumed by the Acquiring Fund as a result of the Reorganization.  Sound Point will avoid the potential cost, burden and adverse consequences associated with potential future proxy votes, including the possible termination of Sound Point as investment adviser to the Target Fund and the consequent loss of investment advisory fees by Sound Point.

For all of the reasons described above, the Trustees of the Target Fund, including all of the independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of the Target Fund and that your interests, and the interests of the Target Fund's other shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the independent Trustees, approved the Reorganization.  As the Acquiring Fund is a shell fund, it currently has no shareholders.

The Trustees of the Target Fund recommend that you vote FOR the proposal to approve the Agreement and Plan of Reorganization.

GENERAL INFORMATION

Shareholder Information

As of the Record Date, the Trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

As of the Record Date, the Target Fund had the following number of shares outstanding:

Only shareholders of record as of the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

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Required Vote

With respect to the Target Fund, one-third of the outstanding shares of the Target Fund entitled to cast votes at the meeting constitutes a quorum for the transaction of business with respect to such class.  The conversion of the Target Fund from a closed-end to an open-end investment company, requires the affirmative vote of at least three-quarters (3/4) of the Trustees then in office followed by the affirmative vote or consent of the holders of three-quarters (3/4) of the shares outstanding and entitled to vote.  On March 10, 2014, the Trustees unanimously voted for the conversion of the Target Fund to an open-end investment company.  Under the 1940 Act, the proposal must be approved by a "majority of the outstanding voting securities” of the Target Fund, which means the affirmative vote of the lesser of:

1.   67% or more of the shares of each class of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

2.   more than 50% of the outstanding shares of the Target Fund.

Solicitation of Proxies

The solicitation of proxies is being made on behalf of the Target Fund and its Board primarily by the mailing of the Notice and this Prospectus/Proxy Statement with its enclosures on or about ____, 2014. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates, as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $____________.  These expenses will be borne by Sound Point.

Adjournments or postponements may occur in order to defer action on the Reorganization. The Special Meeting may be adjourned up to 120 days after the Record Date for the Special Meeting without further notice other than announcement at the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter. Unless instructions to the contrary are marked, properly executed proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Shareholders' Proposals

Neither the Target Fund nor the Acquiring Fund holds an annual shareholder meeting.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Trust within a reasonable time before a solicitation is made.  Timely submission of a proposal does not necessarily mean that such proposal will be included.

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How to Vote

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Existing Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by the law firms of Bingham McCutchen, 2020 K Street NW, Washington, DC 20006-1806.

Experts

The financial statements and financial highlights of the Existing Fund incorporated in this Proxy Statement by reference from the Fund’s Annual Report on Form N-CSR for the fiscal year ended August 31, 2013 have been audited by [ ], an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the Acquiring Fund will not be in operation until after the Reorganization, there are currently no financials.

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of ____________ 2014 , among TRUST FOR ADVISED PORTFOLIOS, a Delaware statutory trust, with its principal place of business at 615 E. Michigan Street, Milwaukee, WI 53202 (“TAP Trust”), on behalf of Sound Point Floating Rate Income Fund, a single segregated portfolio of assets (“series”) thereof (“New Fund”), and SOUND POINT FLOATING RATE INCOME FUND, a Delaware statutory trust, with its principal place of business at 375 Park Ave, 25th Floor, New York, NY 10152 (“Existing Fund”), and solely with respect to paragraph 6, Sound Point Capital Management, L.P. (“Manager”).  (Each of the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by TAP Trust, on behalf of the New Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of the New Fund shall inure to and be enforceable by TAP Trust on the New Fund’s behalf, and (3) in no event shall any other series of the TAP Trust or the assets thereof be held liable with respect to the breach or other default by the New Fund or TAP Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

For U.S. federal income tax purposes, the Fund wishes to effect a reorganization of the type described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations promulgated under the Code (“Regulations”).  The reorganization will involve the Existing Fund changing its identity -- by converting to a series of the TAP Trust -- by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares in the new Fund pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation of the Existing Fund, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the  “Reorganization”).

The board of trustees (“Board”) of each of the Existing Fund and TAP Trust, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently operates as a closed-end investment company.  The New Fund will be an open-end investment company with two classes of shares, Investor Class shares and Institutional Class shares.

In consideration of the mutual promises contained herein, the parties agree as follows:

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1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a)           issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Institutional Class shares (“New Fund Shares”) equal to the number of full and fractional Existing Fund shares then outstanding (“Existing Fund Shares”), and

(b)           assume all of the Existing Fund’s liabilities(“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the TAP Trust.

1.3           The Liabilities shall include all of the Existing Fund’s known and disclosed liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Manager pursuant to paragraph 6.  Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4           At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 5.7) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the TAP Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  The TAP Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

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1.7           After the Effective Time, the Existing Fund shall not conduct any business except in connection with their termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated.

2.           CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (5:00 p.m., Eastern Time) on or after May 30, 2014 (“Effective Time”).  The Closing shall be held at the TAP Trust’s offices or at such other place as to which the Investment Companies agree.

2.2           The Existing Fund shall cause the custodian of its assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the TAP Trust (or to its custodian (“New Custodian”), if the TAP Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Existing Fund shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Existing Fund, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to the TAP Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3           The Existing Fund shall deliver, or shall direct its transfer agent to deliver, to the TAP Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, each such Shareholder owns, at the Effective Time, certified by the Existing Fund’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  The TAP Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Existing Fund, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4           The Existing Fund shall deliver to the TAP Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5           At the Closing, each party shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other party or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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3.           REPRESENTATIONS AND WARRANTIES

3.1           The Existing Fund represents and warrants to the TAP Trust, on the New Fund’s behalf, as follows:

(a)           The Existing Fund (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created and validly existing under the laws of the state of Delaware, and is operating pursuant to an Agreement and Declaration of Trust dated October 24, 2012 (“Existing Fund Declaration”), (2) is duly registered under the 1940 Act as an closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-2;

(b)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Existing Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of the Existing Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(c)           At the Effective Time, the Existing Fund will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the TAP Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(d)           The Existing Fund  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the Existing Fund Declaration or the Existing Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Existing Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Existing Fund is a party or by which it is bound;

(e)           At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Existing Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(f)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Existing Fund’s knowledge, threatened against the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Existing Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Existing Fund’s ability to consummate the transactions contemplated hereby;

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(g)           The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended August 31, 2013, have been audited by [ ], an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended __________, 2014 (copies of which the Existing Fund has furnished to the TAP Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(h)           Since August 31, 2013, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Shares due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(i)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Existing Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(j)           The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k)           For each taxable year of its existence, the Existing Fund has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code;  for the taxable year that includes the Closing Date, the Existing Fund will have met, as of the Closing, all requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” that the Existing Fund is required to have met as of the Closing in order to maintain that qualification and treatment;  for each calendar year of its operation ending on or before the Closing, the Existing Fund will have made such distributions, at or before the Closing, as are necessary so that for all calendar years ending at or before the Closing, the Existing Fund will not have any unpaid tax liability under Section 4982 of the Code; the Existing Fund has no earnings and profits accumulated for any taxable year in which the provisions of Subchapter M of the Code did not apply to it;  and all dividends paid by the Existing Fund at any time prior to the Closing shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code;

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(l)           The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(m)           The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n)           Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(o)           The Existing Fund’s current registration statement of Form N-2 (1) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)           The information to be furnished by the Existing Fund for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Existing Fund shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)           The Existing Fund Declaration permits the Existing Fund to vary its shareholders’ investment; the Existing Fund does not have a fixed pool of assets; and the Existing Fund is a managed portfolio of securities and its investment adviser has the authority to buy and sell securities for it;

(r)           To the actual knowledge of the Existing Fund’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the TAP Trust; and

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3.2           The TAP Trust, on the New Fund’s behalf, represents and warrants to the Existing Fund as follows:

(a)           The TAP Trust (1) is a Business Trust that is duly created and validly existing under the laws of Delaware, and is operating pursuant to an Amended and Restated Declaration of Trust, as amended by Written Instrument dated August 28, 2003 (“TAP Trust Declaration”), (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)           At the Effective Time, the New Fund will be a duly established and designated series of the TAP Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the TAP Trust, without assets (except the amount paid for the Initial Share, which shall be redeemed at or before the Closing pursuant to paragraph 1.4) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the TAP Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the TAP Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           The TAP Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the TAP Trust Declaration or the TAP Trust’s By Laws, or any Undertaking to which the TAP Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the TAP Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the TAP Trust’s knowledge, threatened against the TAP Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the TAP Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the TAP Trust’s ability to consummate the transactions contemplated hereby;

(h)           The New Fund is not (and will not be) classified as a partnership for federal income tax purposes, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes, and has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a regulated investment company on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2)) that will be treated as a corporation separate from each other series of the New Trust under Section 851(g) of the Code and has not taken and will not take any steps inconsistent with such treatment or with its qualification and eligibility for treatment as a regulated investment company under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the each subsequent taxable year;

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(i)           The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the TAP Trust;

(j)           There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)           Assuming the truthfulness and correctness of the Existing Fund’s representation and warranty in paragraph 3.1(n), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)           Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)           The information to be furnished by the TAP Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Existing Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)           The TAP Trust Declaration permits the TAP Trust to vary its shareholders’ investment; the TAP Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3           Each of the Existing Fund and the TAP Trust, on the New Fund’s behalf, represents and warrants to the other party as follows:

(a)           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement, except for (1) the TAP Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

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(b)           The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)           The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)           The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e)           None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)           No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)           Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Fund’s expenses incurred in connection with the Reorganization -- and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.           COVENANTS

4.1           The Existing Fund covenants to call a meeting of its shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           The Existing Fund covenants that it will assist the TAP Trust in obtaining information the TAP Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3           The Existing Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the TAP Trust at the Closing, upon full payment of Reorganization Expenses.

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4.4           Each of the Existing Fund and the TAP Trust covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5           Each of the Existing Fund and the TAP Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other deems necessary or desirable in order to vest in, and confirm to, (a) the TAP Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Existing Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           The TAP Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7           Subject to this Agreement, each of the Existing Fund and the TAP Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each of the Existing Fund’s and the TAP Trust’s obligations hereunder shall be subject to (a) performance by the other of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of that Closing. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the TAP Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2           All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of such Closing. The Existing Fund shall have delivered to the New Fund on such Closing a certificate executed in the Existing Fund’s name by its President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Existing Fund and the TAP Trust to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each party’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either party deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

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5.5           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either party’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6           The Existng Fund and the TAP Trust shall have received an opinion of Bingham McCutchen LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  (The receipt of such an opinion is a non-waivable condition to closing.)  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate certificates addressed to Counsel and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and each of the New Fund and the Existing Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           No gain or loss will be recognized by the Existing Fund on the transfer of all of the Assets to the New Fund solely in exchange for New Fund Shares and the assumption by the New Fund of the Liabilities, or upon the distribution of the New Fund Shares to Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)           The tax basis in the hands of the New Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Existing Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Existing Fund on the transfer;

(d)           The holding period of each Asset in the hands of the New Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Existing Fund (except where investment activities of the New Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e)           No gain or loss will be recognized by the New Fund upon its receipt of the Assets of Existing Fund solely in exchange for New Fund Shares and the assumption of the Liabilities;

(f)            No gain or loss will be recognized by the Shareholders upon the exchange of their Existing Fund shares for New Fund Shares as part of the Reorganization; and

(g)            The aggregate tax basis of the New Fund Shares that each Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares exchanged therefor.

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5.7           Before the Closing, the TAP Trust’s Board shall have authorized the issuance of, and the TAP Trust shall have issued, one Institutional Class share (“Initial Share”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.8 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8           The TAP Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by the TAP Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

5.9           At any time before the Closing, either the Existing Fund or TAP Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.           EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager shall bear the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses and costs of the reports as set out in paragraph 1.6, above.  The Manager will pay all costs in connection with the termination of the Existing Fund.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in a Fund’s failure to qualify for tax treatment as a regulated investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.           ENTIRE AGREEMENT; NO SURVIVAL

Neither the Existing Fund nor TAP Trust has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, except with respect to the provisions of Section 11.5 which shall survive the Closing.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either the Existing Fund or TAP Trust(a) in the event of the other’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2014, or such other date as to which the parties agree; or

8.2           By the Existing Fund’s and TAP Trust’ mutual agreement.

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In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither party (nor its trustees, officers, or shareholders) shall have any liability to the other party.

9.           AMENDMENTS

The parties may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.           SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.           MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the TAP Trust, on the New Fund’s behalf, or the Existing Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each party’s trustees solely in their capacities as trustees, and not individually, and that each party’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or, with respect to TAP Trust, series other than the New Fund, but are only binding on and enforceable against its property and, with respect to TAP Trust, only its property attributable to and held for the benefit of the New Fund and not its property attributable to and held for the benefit of any other series thereof.  Each party, in asserting any rights or claims under this Agreement shall look only to the other Fund’s property in settlement of those rights or claims and not to the property of any other series or to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by a party and delivered to the other party.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

11.5           The TAP Trust shall, out of the assets of the New Fund, indemnify and hold harmless every person who is or has been a trustee, officer, or employee of the Existing Fund (hereinafter referred to as a “Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he becomes involved by virtue of being a Covered Person and against amounts incurred by him or her in settlement thereof, and shall advance attorney’s fees and costs of defense promptly upon submission of the same for payment subject to such Covered Person’s agreement to repay such fees and costs should he or she be adjudicated by final court decree to be ineligible for indemnification under applicable law.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

TRUST FOR ADVISED PORTFOLIOS, on behalf of Sound Point Floating Rate Income Fund

By:
Christopher E. Kashmerick
President of TAP Trust

SOUND POINT FLOATING RATE INCOME FUND

By:
Stephen Ketchum
President of Existing Fund

Solely for purposes of paragraph 6,
SOUND POINT CAPITAL MANAGEMENT, L.P.

By:
Stephen Ketchum, Managing Partner of Manager

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EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

Sound Point Floating Rate Income Fund (the “Fund”) is a Delaware statutory trust that was organized on October 24, 2012.  The Fund is a closed-end non-diversified investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVE AND POLICIES

General

The Fund’s investment objective is to provide consistently strong risk-adjusted returns.  The Fund intends to achieve its objective by identifying fundamentally attractive floating rate loans or variable-rate investments, which pay interest at variable-rates and are determined periodically, on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread (“Floating Rate Loans”) and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these assets.

Sound Point Capital Management, Inc. (the “Advisor”) seeks to manage a portfolio of securities that is diversified in certain respects, including security or loan type, borrower credit and business.  However, the Fund may be more heavily weighted, from time to time, in one or more such categories as economic, political, market and other conditions warrant, as determined by the Advisor.  Accordingly, the investment portfolio of the Fund may not be considered diversified.

The Advisor generally uses a fundamental, research intensive approach to seek to identify investments for the Fund with a positive risk/reward scenario.  The Fund’s investment strategy includes using leverage, from time to time, in pursuit of additional return.  However, the Fund will not incur debt, use leverage or issue preferred units or securities during the first 12 months following the Fund’s initial offering. The use of leverage is a speculative technique that involves special risks associated with the use of leverage.  There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The portfolio structure resulting from this investment process will be driven primarily by the risk/reward characteristics of each asset as determined by the Advisor, within the limitations imposed by its risk management guidelines.  Assets will be bought or sold based both on their individual merits and the portfolio level concentrations and correlations.

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Although the Fund intends to invest primarily in dollar-denominated US loans and securities, the Fund retains the flexibility to invest in other types of instruments, including loans and securities of issuers located outside of the United States, which may include fixed income securities, unregistered or restricted securities, forward contracts, cash and cash equivalents, interest-rate and other swaps, futures, options and other derivatives.  Allocation of the portfolio among various types of securities is a function of the market place and the Advisor’s assessment of investment opportunities at any given time.

The Fund may use derivatives, such as options and swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the Fund’s return as a non-hedging strategy that may be considered speculative.  The Fund may invest without limit in derivative instruments.  The Fund includes investments in derivative instruments related to Floating Rate Loans, such as derivative instruments that effectively convert interest payments with respect to fixed rate securities into floating rate interest payments.  The Fund may invest without limit in illiquid securities.

The Fund may invest in privately offered securities by issuers who are either public (trading on an exchange) or private.  Certain securities that may be acquired by the Fund are expected to be subject to legal restrictions on resale and, therefore, may be illiquid and subject to wide fluctuations in value.

The Fund may invest in other types of securities, such as privately offered and other restricted securities, and may use derivatives, such as options and swaps, for a variety of purposes, including to generate profit and/or seek to mitigate risk.  The Fund may also invest in other types of securities and may use a variety of investment techniques to generate profit and/or control risk, including, but not limited to, participating in swaps and swaptions, buying or selling futures contracts, purchasing and writing options and other derivative contracts, purchasing or selling debt instruments, and trading on margin by borrowing funds and pledging securities as collateral.

The Fund will hold cash balances it may accumulate for investment, reinvestment or distribution to the Partners in a variety of debt securities (primarily short-term), securities held under repurchase arrangements, in money market mutual funds, or in interest-bearing bank accounts.  The cash balances of the Fund will vary from time to time as the Advisor sees fit.  The Fund may also hold no cash balances from time to time.

Portfolio Investments of the Fund

Derivatives

Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

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Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisor will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because some of the derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the Securities Exchange Commission requires registered funds to “cover” or segregate liquid assets equal to the potential exposure created by the derivatives.  When the Fund purchases or sells a derivative contract, the Funds are required to cover their position in order to limit leveraging and related risks. To cover their positions, the Funds may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.

Equity Securities

In connection with its purchase or holding of interests in Floating Rate Loans, in the event if an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.

Interest Rates and Portfolio Maturity

Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (“LIBOR”), the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Advisor believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan.  The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

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Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund’s Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund’s NAV to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.

Loans

Lending Loans and Other Portfolio Instruments

To generate additional income, the Fund may lend its portfolio securities, including interests in Floating Rate Loans, in an amount equal to up to one-third of the Fund’s total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Advisor. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

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The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.

The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned; (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is marked-to-market on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments, and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the New York Stock Exchange (“NYSE”) or other entities determined by the Advisor to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor and will be considered in making decisions with respect to the lending of portfolio instruments.

The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund’s rights as a creditor. However, the loans will be made only to firms deemed by the Advisor to be of good financial standing and when, in the judgment of the Advisor, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Loan Participation and Assignments

The Fund’s investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund’s liquidity needs or, when necessary in response to a specific economic event such as deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.

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Repurchase Agreements

The Fund has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements. A repurchase agreement is a contract under which the Fund may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Repurchase agreements will be considered borrowings by the Fund and as such, are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return but at the same time increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian, cash or liquid high-grade portfolio securities in an amount sufficient to cover its obligations with respect to the repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund’s books and records pending repurchase. Repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Reverse Repurchase Agreements

The Fund has the ability, pursuant to its investment objective and policies, to enter into reverse repurchase agreements if the asset which is the subject of the repurchase is a loan. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each reverse repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such reverse repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a reverse repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Advisor will monitor the value of the collateral. Securities subject to reverse repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk the Fund only enters into reverse repurchase agreements with highly rated, large financial institutions. The Fund may only enter into reverse repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.  However, the Fund will not invest in Reverse Repurchase Agreements during the first 12 months following the Fund’s initial offering.

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Investments in Options

The Fund may invest in options primarily as a hedge.  Investing in options can provide greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a change in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.  In the case of the purchase of an option, the risk of loss of an investor’s entire investment (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires.  Where an option is written or granted (i.e., sold) uncovered, the seller may be liable to pay substantial additional margin, and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the market value.  Over-the-counter options that the Fund may use in its investment strategies generally are not assignable except by agreement between the parties concerned, and no party or purchaser has any obligation to permit such assignments.  The over-the-counter market for options is relatively illiquid, particularly for relatively small transactions.

Swap Transactions

The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return.  Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”.  Whether the Fund’s use of swap agreements will be successful will depend on the Advisor’s ability to select appropriate transactions for the Fund.  Swap transactions may be highly illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty.  Many swap markets are relatively new and still developing.  It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap transactions or to realize amounts to be received under such transactions.  Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Total return swaps are another form of swap transaction that the Fund may utilize in its investment program.  A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount.  The total return payer is synthetically short and the total return receiver is synthetically long.  Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

Forward Trading

The Fund may invest in forward contracts.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements, and speculative position limits are not applicable.  For example, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds or positions.  In contrast to exchange-traded futures contracts, interbank traded instruments rely on the dealer or contracting counterparty to fulfill its contract.  As a result, trading in interbank foreign exchange contracts may be subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk of default due to the failure of a counterparty with which the Fund has forward contracts.  Although the Advisor seeks to trade with responsible counterparties, failure by a counterparty to fulfill its contractual obligation could expose the Fund to unanticipated losses.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any currency market traded by the Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Advisor would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in significant losses to the Fund.

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Foreign Securities

The Fund may invest in securities of non-U.S. issuers.  The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities.  Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations.  Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets.  The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.  Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.  Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile.  Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts.  Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S.  In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets.

Borrowings, Leverage and Preferred Shares

As a normal part of its strategy and in an effort to maximize returns to Fund capital, the Fund may employ leverage.  The Advisor may employ leverage when it feels that the risk-adjusted returns of an investment exceed the cost of the leverage.  If the Advisor is unable to identify investment ideas that it believes will provide improved returns while still providing a safe foundation for the Fund’s capital, then the Fund will not employ leverage.  Under the 1940 Act, the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  The Fund intends to leverage its assets through borrowings from banks and other financial institutions.  It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions in certain instances.

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Although the Fund has no current intention to do so, the Fund also is permitted to use leverage through the issuance of preferred shares.  The Fund, however, will not incur debt, use leverage or issue preferred securities during the first 12 months following the Fund’s initial offering.

Fundamental Investment Policies

The fundamental investment policies of the Fund are discussed on page 15 of this Combined Prospectus/Proxy Statement.

MANAGEMENT OF THE FUND

Board of Trustees.  The Fund has a Board of Trustees that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations, subject to the 1940 Act responsibilities of board of directors.  At least a majority of the Board is composed of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Board Members”).  Any vacancy on the Board may be filled by the remaining Board Members, except to the extent the 1940 Act requires the election of the Board Members by the Shareholders.

The identity of the members of the Board and the Fund’s officers, and brief biographical information regarding each such individual during the past five years, is set forth below:

Interested Board Member and Officers.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Stephen Ketchum 375 Park Ave, 25th Floor New York, NY 10152 8/12/1961	Chairman and Board Member; President	Since Inception	Founder and Managing Partner of Sound Point Capital Management, L.P.	12	East Side House Settlement, New York Police & Fire Widows’ & Children’s Benefit Fund
Kevin Gerlitz 375 Park Ave, 25th Floor, New York, NY 10152 8/4/1958	Chief Compliance Officer; Treasurer and Secretary	Since Inception	Chief Compliance Officer and Chief Financial Officer of Sound Point Capital Management, L.P.; Chief Financial Officer of Raven Asset Management, LLC	0	N/A

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Independent Board Members.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert Lewis 1344 5th Avenue Pittsburgh, PA 15219 2/5/1940	None	Since Inception	Chairman and Founder of Orbital Engineering Inc.	1	Drexel University, Pennsylvania State and PIAA (Pittsburgh International Airport Authority)
Jeffrey Arsenault 800 Third Avenue 39th Floor New York NY 10022 2/20/1962	None	Since Inception	Principal of Old Greenwich Capital Partners	1	Stepping Stones Museum for Children

Information indicating certain of the specific experience and qualifications of each Board Member relevant to the Board’s belief that the Board Member should serve in this capacity is provided in the table above that provides information about each Board Member.  That table includes, for each Board Member, positions held with the Fund, the length of such service, principal occupations during the past five years and certain directorships held during the past five years. Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Board Member should serve as a Board member in light of the Fund’s business and structure.

Robert Lewis

Mr. Robert Lewis has more than 40 years of business experience.  Mr. Lewis founded Orbital Engineering Inc. in 1969 and serves as its President.  Previously, Mr. Lewis was employed by Max Schlossberg Co. from 1962 to 1969 and from 1985 to 1993, he served as the President Of Orbital Systems Inc.  Mr. Lewis graduated from Grove City College with a BA in Economics and from George Washington University with an MA In Sociology In 1962.  Mr. Lewis served as a board member on the SRPC, the Southwest Regional Planning Commission, an organization in Allegheny County which is dedicated to increasing economic growth in Southwest Pennsylvania.  Bob is currently a board of trustee at Drexel University and serves on the Institutional Advancement Committee.

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Jeffrey Arsenault

Mr. Arsenault has more than 25 years of investment management experience. Mr. Arsenault is the founder and Chief Investment Officer of Old Greenwich Capital Partners, LLC, an investment management firm.  Prior to launching Old Greenwich Capital Partners in 2005, he was a partner with Paradigm Capital, Inc., a Canadian investment boutique. Prior to that, he was Director of Institutional Sales at Merrill Lynch. Mr. Arsenault began his career in institutional sales at Gordon Capital, where he worked for five years before moving to CIBC World Markets. Mr. Arsenault graduated from Boston University in 1985 with a Bachelor of Science in Business Administration.

Stephen Ketchum

Mr. Ketchum is the founder and Chief Investment Officer of the Advisor and has over 22 years of experience in the credit industry.

Board Leadership Structure and Related Matters

The Board performs many of their oversight and other activities through the committee structure described below in the “Committees of the Board” section.  Each Committee operates pursuant to a written Charter approved by the Board.  The Board conducts regular meetings and during the course of a year, the Board and its Committees may hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Board Members to perform their fiduciary and other duties.  The Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers.  At least annually, with guidance from its Nominating and Executive Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Stephen Ketchum currently serves as the Chairman of the Board.  The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Board Members, Officers of the Fund, management personnel and legal counsel to the Independent Board Members and such other duties as the Board periodically may determine.

Management and Risk Oversight Responsibilities

The Board’s overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Fund is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board receives, in connection with each of its regular quarterly meetings, regular reports from the Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Fund’s net asset value per Share. The Board also receives reports, at least quarterly, from the Fund’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Fund are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Fund’s CCO and the full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with the CCO for the purpose of discussing the extent to which the Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board and the Audit Committee (or the Audit Committee Chair) meet at least annually with the Fund’s independent public accounting firm.

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The Board oversees risk management of the Fund consistent with and as part of its general oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The Board shall adopt and periodically reviews various policies and procedures that are designed to address risks confronting the Fund. In addition, the Board will work with service providers to the Fund to have such service providers adopt their own policies, procedures and controls designed to address particular risks to the Fund.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

Committees of the Board

The Board has two standing committees as described below.

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Fund, respectively, and meets at least once annually. Bob Lewis and Jeffrey Arsenault comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board Members as is considered necessary from time to time and meets only as necessary. Bob Lewis and Stephen Ketchum comprise the Nominating Committee. There are no policies in place regarding nominees recommended by Board Members or Shareholders of the Fund.

Board Member Ownership of Securities

The identity of the members of the Board and the Fund’s officers, and brief biographical information regarding each such individual during the past five years, is set forth below:  The dollar range of equity securities owned by each Board Member is set forth below.

Name	Dollar Range Of Equity Securities Owned In The Fund As Of March 31, 2014	Aggregate Dollar Range Of Equity Securities Owned In All Registered Investment Companies Overseen By Board Members In Family Of Investment Companies As Of As Of March 31, 2014
Independent Board Members
Bob Lewis	None	None
Jeffrey Arsenault	None	None
Interested Board Members
Stephen Ketchum*	$1 - $10,000	$1 -$10,000
*  This represents the Advisor’s initial purchase of 100 Shares of the Fund.

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Independent Board Member Ownership Of Securities

The table below provides information regarding the ownership by each Independent Board Member (and his/her immediate family members) of securities of the Advisor, and the ownership of securities in an entity controlling, controlled by or under common control with the Advisor (not including registered investment companies), as of March 31, 2014.

Name of Board Member	Name of Owners and Relationship To Board Member	Company	Title Of Class	Value Of Securities	Percentage Of Class
Bob Lewis	N/A	N/A	N/A	$0	N/A
Jeffrey Arsenault	N/A	N/A	N/A	$0	N/A

Compensation

The Fund pays Independent Board Member Bob Lewis an annual fee of $15,000 and Independent Board Member Jeffrey Arsenault an annual fee of $7,500.  In addition, the Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  The Fund’s officers and the interested Board Member of the Fund receive no compensation from the Fund.  No other compensation or retirement benefits are received by any Board Member or officer from the Fund.  No other entity affiliated with the Fund pays any compensation to the Independent Board Members.

The following table summarizes compensation paid by the Fund to Board Members, including Committee fees, for the calendar year ending December 31, 2013.

Name	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From The Fund, And Fund Complex Paid To Board Member
Stephen Ketchum*	N/A	N/A	N/A	N/A
Bob Lewis	N/A	N/A	N/A	$15,000
Jeffrey Arsenault	N/A	N/A	N/A	$7,500
*  “Interested person” (as defined in the 1940 Act) of the Fund. Stephen Ketchum is the Chief Investment Officer of the Advisor. As an interested person, Mr. Ketchum receives no compensation from the Fund for his duties as a Board Member or officer.

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Code of Ethics

The Fund and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Advisor (as applicable) from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). The Code of Ethics allows trades to be made in securities that may be held by the Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally subject to pre-clearance and other restrictions.  There can be no assurance that the codes of ethics will be effective in preventing such activities.  Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov.  In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Advisor. The Advisor has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Advisor has voting discretion, including the Fund.  Under the Policy, the Advisor’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Advisor’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Advisor in voting proxies, and not necessarily in making investment decisions. Senior management of the Advisor will periodically review the Policy to ensure that it continues to be consistent with the Advisor’s guiding principles.

Proxy voting, however, is not an integral component of the Advisor’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”).  These types of securities do not typically convey voting rights to the holder.  To the extent the Advisor’s client accounts hold equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies.  The Advisor’s policy with respect to the exercise of its proxy voting authority is to vote proxies only where it believes that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed for the client accounts.  If the Advisor does not believe the exercise of a proxy vote right will have a material economic impact on the client account, the Advisor generally will not exercise its voting authority with respect to a proxy.  In addition, the Advisor may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

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The Policy does not mandate that the Advisor vote every client proxy that it receives.  There may be circumstances when refraining from voting a proxy is in a client’s best interest, such as when and if the Advisor determines that the cost of voting the proxy exceeds the expected benefit to the client.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

Under the supervision of the Board and pursuant to an investment advisory agreement, Sound Point Capital Management, L.P. (the “Advisor”), a registered investment adviser with headquarters at 375 Park Ave, 25th Floor, New York, NY 10152, provides investment supervisory services to the Fund.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund and all service providers to the Fund.  The investment advisory agreement may be terminated by the Board, by a majority vote of the Shareholders, or by the Advisor.

Under an investment advisory agreement (“Investment Advisory Agreement”) with the Fund, the Advisor, a registered investment adviser, provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund and all service providers to the Fund. The address of the Advisor is 375 Park Ave, 25th Floor, New York, NY 10152.  The Advisor is indirectly owned by Stephen Ketchum and Ellipse Holdings LLC, which is owned by certain principals of Stone Point Capital LLC.  Ellipse Holding, LLC generally has no control over investment decisions of the Advisor, but as a member of the board of managers for the Advisor, Ellipse Holdings LLC will have certain rights of approval over the actions of the Advisor.  Subject to general supervision of the Fund’s Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor is responsible for day-to-day investment advisory and management services to the Fund, including oversight of the Fund’s service providers. The Advisor provided the initial capital of $1,000 for the Fund and, as a result holds 100 Shares of the Fund.

The Investment Advisory Agreement provides that the Advisor will provide (either directly or through its delegate) investment advisory services, place portfolio transactions in accordance with the Fund’s registration statement, manage and oversee the investments of the Fund subject to the ultimate supervision and direction of the Fund’s Board, assist the Fund generally in the conduct of its business, vote proxies of the Fund (if applicable), maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operating as a closed-end investment company. Subject to the Board’s oversight, the Advisor has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

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Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including without limitation, all costs and expenses related to its investments and its operations, including, without limitation, brokerage and other transaction costs, clearing and settlement charges, trade break fees, custody fees, consulting expenses, research expenses (including related travel expenses), legal fees and other expenses in connection with conducting due diligence and negotiating the terms of certain investments, custodial fees, initial and variation margin, interest and commitment fees on debit balances or borrowings, stock borrowing fees and proxy solicitation expenses, legal expenses, audit and tax preparation expenses, accounting fees, fees and expenses of an administrator, Shareholder record keeping and Shareholder account services, internal accounting fees, fees and expenses for risk management services, insurance expenses including costs of any liability insurance obtained on behalf of the Fund, indemnification expenses, the Base Fee, regulatory costs and expenses (including filing and license fees), any issue or transfer taxes chargeable in connection with any securities transactions, any entity level taxes and fees, costs of reporting and providing information to Shareholders, of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), distribution fees, notices, other communications to Shareholders, and proxy material fees and expenses in connection with repurchase offers and any repurchases of Shares, expenses of Shareholders’ meetings; expenses of corporate data processing and related services, and costs of litigation or investigation involving Fund activities, and any extraordinary expenses.  Such expenses are generally shared by all of the Shareholders.  However, the Fund will not incur debt, use leverage or issue preferred Shares or securities during the first 12 months following the Fund’s initial offering. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to the Fund’s business) of its Independent Board Members.

Advisory and Services Fees

Pursuant to its Investment Advisory Agreement with the Advisor, the Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.25% (before giving effect to any repurchases of Shares by the Fund (the “Management Fee”).  The Management Fee will be payable monthly in advance.  The Management Fee will be an expense out of the Fund’s assets.  Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Shares on the date of calculation.

The Advisor is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all Board Members, officers, and executive employees of the Fund affiliated with the Advisor and making available, without expense to the Fund, the services of its employees to serve in such capacities (subject to their individual consent to serve and to any limitations imposed by law).

Pursuant to the Expense Limitation Agreement with respect to the Fund, until at least December 31, 2013, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the “Other Expenses” of the Fund (excluding interest expense, brokerage commissions, transfer agency fees and expenses, offering costs, litigation, indemnification, shareholder meeting costs, licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of average daily net assets per year (the “Expense Cap”).  Expenses borne by the Advisor due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

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The Investment Advisory Agreement further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under such agreement. The Investment Advisory Agreement also provides that the Advisor will allocate purchase and sale opportunities, which are suitable for more than one client of the Advisor, in an equitable manner

Potential Conflicts of Interest

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Advisor and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities.  The portfolio managers and the Advisor engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers and the Advisor may engage in activities where the interests of certain divisions of the Advisor or the interests of their clients may conflict with the interests of the Shareholders of the Fund.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the portfolio managers and the Advisor provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Advisor and its affiliates may establish from time to time managed by the Advisor and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Accounts").  The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers and the Advisor may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Advisor will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and the Advisor in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Advisor to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Advisor deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or Other Accounts' portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

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Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Advisor or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Advisor, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Allocation of Personnel.  Although the professional staff of the Advisor will devote as much time to the management of the Fund as the Advisor deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Advisor may have conflicts in allocating its time and services among the Fund and the Advisor's other investment vehicles and accounts. The Advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisor and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisor and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Advisor.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Custodian, Administrator, and Transfer Agent

U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 serves as the Fund’s custodian (the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee equal to 3 basis points of the Fund’s average daily market value, subject to an annual minimum fee of $10,000.  The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund.  The Administrator also serves as the Fund’s transfer and distribution disbursing agent, pursuant to an Administration Servicing Agreement and has agreed to provide the following services, among others:  maintain the register of Shareholders and enter on such register all issues, transfers, and repurchases of Shares for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Shareholders; control and reconcile Shares; mail and tabulate proxies for Shareholder meetings; mail prospectuses; process payments; and confirm account activity.

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The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board Shareholders; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Shares in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc. . .); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund  and the Administrator.

Pursuant to the Administrative Servicing Agreement the Administrator shall be paid an administrative services fee according to the following fee schedule:

Annual fee based on aggregate assets of the Fund:

9 basis points on the first $100 million
7 basis points on the next $200 million
4 basis points on the balance above $300 million.

Annual minimum fee:
$75,000

Distributor

The Fund has entered into a distribution agreement with Quasar Distributors, LLC (“Quasar”) pursuant to which Quasar acts as a distributor and agent of the Fund.  The fees payable to Quasar under the distribution agreement are paid by the Fund.  Quasar’s address is 615 East Michigan Street, Milwaukee, Wisconsin 53202, telephone number 414- 287-3994.

Under the distribution agreement approved by the Board Members, the Distributor may solicit orders for the sales of shares of the Fund. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Shares of the Fund, including without limitation compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current Shareholders, and the printing and mailing of sales literature.

The distribution agreement will initially have a two year term.  Thereafter, if not terminated, the distribution agreement will continue in effect for the Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the Fund’s Board of Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided that in either event, the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” of any party to this Agreement.  Notwithstanding the above, the distribution agreement may be terminated, without the payment of any penalty, with respect to the Fund: (i) through a failure to renew the distribution agreement at the end of a term, (ii) upon mutual consent of the parties, or (iii) upon not less than 60 days’ written notice, by either the Fund or by Quasar.

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Independent Registered Public Accounting Firm

[ ], is the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.  When available, the Fund will furnish, without charge, a copy of its annual and semi-annual reports to Shareholders upon request to the Fund.  Shareholders may write to 375 Park Ave, 25th Floor, New York, NY 10152  or call (212) 895-2268.

PORTFOLIO MANAGERS

The following information supplements the information included in the Offering Memorandum regarding the individual portfolio managers of the Advisor for the Fund.

The table below identifies the number of accounts (other than the Fund) for which the Fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of August 31, 2013.

As of August 31, 2013, Stephen Ketchum managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$173,373,000	N/A	N/A
Pooled Investment Vehicles Other Than Registered Companies	2	$293,239,000	2	$147,824,000
Other Accounts	11	$2,389,000,000	5	$41,175,000

As of August 31, 2013, Rick Richert managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$17,779,000	N/A	N/A
Pooled Investment Vehicles Other Than Registered Companies	1	$145,414,000	N/A	N/A
Other Accounts	7	$660,000,000	1	$25,069,000

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Under certain circumstances, side by side management of investment accounts, private funds and investment companies by the same portfolio manager could give rise to conflicts of interest.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Fund and the Advisor to ensure that neither the Fund nor the investment accounts managed by its portfolio manager are disadvantaged as a result of any conflict of interest that may arise.

Portfolio Manager Compensation

The Advisor's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Advisor and performance of the assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Advisor and its clients.

TAX STATUS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and the Shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold Shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective Shareholders are therefore urged to consult their own tax Advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

(a)   The Fund and Its Investments

The Fund will be treated as a separate taxpayer for U.S. federal income tax purposes.  The Fund intends to qualify each year as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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The Fund’s investments, if any, in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to the Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to the Shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to the Shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to the Shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net long-term capital gains, would be taxable to Shareholders as ordinary dividend income for federal income tax purposes, to the extent derived from the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate Shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, it would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

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The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat gains on short sales as short-term capital gains. These rules may also terminate the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

As a result of entering into swap agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests, and certain options, futures or forward contracts and “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund may need to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

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(i)	Capital Loss Carryforwards
For U.S. federal income tax purposes, net short- and long-term capital losses incurred by the Fund may be carried forward without limit.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.  As of August 31, 2013, the Fund, has $0 in capital loss carryforwards.

(b)   Taxation of U.S. Shareholders

(i)	Dividends and Distributions
Distributions from the Fund’s net investment income and distributions of net realized short-term capital gains are taxable to a U.S. Shareholder as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a Shareholder has held Shares of the Fund.

Dividends and distributions from the Fund will generally be taken into account in determining a Shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate Shareholders. The Fund also does not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate Shareholders at reduced rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of the Shareholder’s basis in his or her Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds his or her Shares of the Fund as capital assets).

(c)   Sales of Shares
Under the Code, a repurchase of Shares by the Fund pursuant to a repurchase offer will be treated as a sale or exchange of the Shares if the repurchase (a) results in a complete termination of the Shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the Shareholder (generally meaning that after the repurchase the Shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.” In determining whether any of these tests has been met a Shareholder generally needs to take into account Shares that he or she owns directly or is considered to own under certain constructive ownership rules in the Code.

If any of the three tests described in the preceding paragraph is met, a repurchase of Shares will result in a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in the Shares repurchased. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands, and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in Shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder (including amounts credited to the Shareholder as undistributed capital gains) with respect to such Shares.

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If none of the three tests described above is met with respect to a repurchase, then amounts received by a Shareholder will be taxable (1) as a dividend to the extent of such Shareholder’s allocable share of the Fund's current and accumulated earnings and profits, (2) thereafter, as a non-taxable return of capital to the extent of the Shareholder’s adjusted basis, and (3) thereafter, as taxable gain. Any adjusted basis in the Shares repurchased that exceeds the amount of the non-taxable return of capital under the preceding sentence will be reassigned to the remaining Shares held by the Shareholder.  Under such circumstances, it is also possible that the other Shareholders may be considered to have received a deemed distribution of all or a portion of their allocable shares of the Fund’s current and accumulated earnings and profits.

If a Shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

(i)	Other Taxes
Dividends, distributions and repurchase proceeds may also be subject to additional state, local and foreign taxes depending on each Shareholder’s particular situation.

(d)   Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The 30% withholding tax generally will not apply to distributions of net capital gain, or to redemption proceeds.

The withholding tax also does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Under legislation known as “FATCA,” the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of Share redemptions and certain capital gain dividends it pays after December 31, 2016, to Shareholders that fail to meet prescribed information reporting or certification requirements. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity Shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. Shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

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The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax Advisors regarding the impact of these requirements on their investments in the Fund.

(e)   Tax Reporting and Withholding

(i)	Backup Withholding
The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described in the first paragraph under “Taxation of Non-U.S. Shareholders,” above.

(ii)	Notices and Basis Reporting
Shareholders of the Fund will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and repurchase proceeds that were paid (or that are treated as having been paid) by the Fund to the Shareholders during the preceding taxable year.

The Fund may be required to report to the IRS the amount of proceeds that a Shareholder receives from a repurchase of Fund Shares, the Shareholder’s basis in those Shares, the character of any gain or loss that the Shareholder realizes on the repurchase, and certain related tax information. If a Shareholder has a different basis for different Shares of the Fund in the same account (e.g., as a result of the reinvestment of dividends), the Fund will by default report the basis of the Shares repurchased using the average basis method, under which the basis per Share is the average of the bases of all the Shareholder’s Fund Shares in the account.

A Shareholder may instruct the Fund to use a method other than average basis for an account. If repurchases have occurred in an account to which the average basis method applied, the basis of the Shares remaining in the account will continue to reflect the average basis notwithstanding the Shareholder’s subsequent election of a different method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to tendering Shares for repurchase.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and the Shareholders. Current and prospective Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Table of Contents - Prospectus

CALCULATION OF FEES

If, consistent with the provisions of the Declaration of Trust and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Bingham McCutchen LLP, One Federal Street, Boston, MA 02110, acts as counsel to the Fund.

Table of Contents - Prospectus

SOUND POINT FLOATING RATE INCOME FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

MAY 16, 2014

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization of the Sound Point Floating Rate Income Fund (the “Target Fund”) into the Sound Point Floating Rate Income Fund (the “Acquiring Fund”), a series of Trust for Advised Portfolios, a Delaware statutory trust (the “Trust”) (the “Reorganization”).

This Reorganization SAI contains information which may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 16, 2014 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for Acquiring Fund Institutional Class shares and the assumption of all liabilities of the Target Fund. The Target Fund will distribute the corresponding Acquiring Fund Institutional Class shares it receives to its shareholders in complete liquidation of the Target Fund.

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (dated May 16, 2014), which covers Institutional Class shares of the Acquiring Fund to be issued in exchange for shares of the Target Fund.

Please retain this Statement of Additional Information for further reference.

The Proxy Statement and Prospectus is available to you free of charge (please call 1-800-_____).

TABLE OF CONTENTS

Additional Information about the Target Fund and Acquiring Fund	2

Financial Statements	3

Table of Contents - Statement of Additional Information (SAI)
1

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND AND THE ACQUIRING FUND

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated May 16, 2014 (the "Proxy Statement and Prospectus") relating to the proposed merger of the Sound Point Floating Rate Income Fund, a closed-end investment company into the Sound Point Floating Rate Income Fund, a series of the Trust for Advised Portfolios, and in connection with the solicitation by the management of Sound Point of proxies to be voted at the special meeting of shareholders of the Target Fund to be held on ____, 2014.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.   Sound Point Floating Rate Income Fund's Statement of Additional Information, dated November 27, 2012 (File No. 811-22768), as filed with the Securities and Exchange Commission on November 27, 2012 (Accession No. 0000929638-12-000859) is incorporated herein by reference.
2.   Sound Point Floating Rate Income Fund's Annual Report for the fiscal year ended August 31, 2013 (File No. 811-22768), as filed with the Securities and Exchange Commission on November 8, 2013 (Accession No. 00000894189-13-006198) is incorporated herein by reference.
3.   Sound Point Floating Rate Income Fund's Semi-Annual Report for the period ended February 28, 2013 (File No. 811-22768), as filed with the Securities and Exchange Commission on May 9, 2013 (Accession No. 00000894189-13-002732) is incorporated herein by reference.
4.   The Statement of Additional Information for the Sound Point Floating Rate Income Fund (a series of TAP), dated June [ ], 2014.

Table of Contents - Statement of Additional Information (SAI)
2

FINANCIAL STATEMENTS
It is anticipated that following the Reorganization, the Acquiring Fund will be the accounting survivor of the Target Fund.  The following financial highlights tables are intended to help you understand the Target Fund’s financial performance for the period shown below.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions).  The information presented in the tables below for the period ended August 31 has been audited by [ ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.  The financial highlights table below reflects selected per share data and ratios for a share outstanding of the Target Fund throughout the period since it commenced operations.

Period From December 1, 2012 (1) through August 31, 2013

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gains on investments	0.50
Total decrease from investment operations	0.64
Less distributions to common stockholders:
Net investment income	(0.06)
Total distributions to common stockholders	(0.06)
Net asset value, end of period	$10.58
Total investment return based on net asset value (2)	6.40
Supplemental Data and Ratios
Net assets, end of period (000's)	$17,779
Ratio of expenses to average net assets before waiver (3)	3.33
Ratio of expenses to average net assets after waiver (3)	2.08
Ratio of net investment income to average net assets before waiver (3)	0.86
Ratio of net investment income to average net assets after waiver (3)	2.11
Portfolio turnover rate (2)	197.14

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized for periods less than one full year.

Table of Contents - Statement of Additional Information (SAI)
3

PART C – OTHER INFORMATION

Item 15.                 Indemnification.

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust (previously filed with the registration statement on Form N-1A (File No. 333-108923) on June 24, 2005). In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration and Fund Accounting Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.              Exhibits

(1)	Agreement and Declaration of Trust dated June 1, 2005 was previously filed with the Trust’s Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.

(2)	Amended and Restated Bylaws dated November 21, 2013 were previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and are incorporated herein by reference.

(3)	Voting Trust Agreements - Not Applicable.

(4)	Form of Agreement and Plan of Reorganization. (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.

(6)	Form of Investment Advisory Agreement dated _____, 2014, on behalf of the Sound Point Floating Rate Income Fund, and Sound Point Capital Management, L.P. (filed herewith).

(7)
Form of Distribution Agreement between the Trust, on behalf of the Sound Point Floating Rate Income Fund, Sound Point Capital Management, L.P., and Quasar Distributors, LLC dated ___, 2014 (filed herewith)..

(8)	Bonus or Profit Sharing Contracts – not applicable.

(9)(a)
Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement and is incorporated herein by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A (File No. 33-108923), filed with the SEC on January 29, 2014.

(9)(b)	Form of Amendment to Custody Agreement between the Trust, on behalf of the Sound Point Floating Rate Income Fund, and U.S. Bank, N.A. dated ___, 2014 (filed herewith)..

(10)(a)	No Rule 12b-1 Plan.

(10)(b)	Form of Rule 18f-3 Plan dated _____________ by the Trust on behalf of the Sound Point Floating Rate Income Fund (filed herewith).

(11)	Form of Opinion of Bingham McCutchen LLP regarding the validity of shares to be issued (to be filed by amendment).

(12)	Form of Opinion of Bingham McCutchen LLP regarding certain tax matters (filed herewith).

(13)(a)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(b)	Form of Amendment to Fund Administration Servicing Agreement (filed herewith).

(13)(c)	Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(d)	Form of Fund Accounting Servicing Agreement (filed herewith).

(13)(e)	Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(13)(f)	Form of Amendment to Transfer Agent Servicing Agreement– (filed herewith).

(13)(g)
Form of Operating Expense Limitation Agreement dated ___________ between the Trust, on behalf of the on behalf of the Sound Point Floating Rate Income Fund, and Sound Point Capital Management, L.P. (filed herewith).

(14)(a)	Consent of Independent Registered Public Accounting Firm Rothstein Kass & Company, P.C. [(to be filed by amendment)].

(14)(b)	Consent of Independent Registered Public Accounting Firm Rothstein Kass & Company, P.C.[(to be filed by amendment)].

(15)	Not applicable.

(16)(a)	Power of Attorney for Ian Martin dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(b)	Power of Attorney for John Chrystal dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(c)
Power of Attorney for Albert J. DiUlio, S.J. dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(d)	Power of Attorney for David S. Krause dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(16)(e)	Power of Attorney for Harry E. Resis dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(17)(a)
Prospectus of the Sound Point Floating Rate Income Fund dated February 28, 2013 was previously filed with Sound Point Floating Rate Income Fund’s Amendment No. 1 to its Registration Statement on Form N-2 (File No. 811-22768) with the SEC on February 28, 2013, and is incorporated by reference.

(17)(b)
Statement of Additional Information of the Sound Point Floating Rate Income Fund dated February 28, 2013 was previously filed with Sound Point Floating Rate Income Fund’s Amendment No. 1 to its Registration Statement on Form N-2 (File No811-22768) with the SEC on February 28, 2013, and is incorporated by reference.

(17)(c)
The Annual Report to Shareholders of the Sound Point Floating Rate Income Fund for the Period Ended August 31, 2013 was previously filed on the Sound Point Floating Rate Income Fund’s Form N-CSR with the SEC on November 8, 2013, and is incorporated by reference.

(17)(d)
The Annual Report to Shareholders of the Sound Point Floating Rate Income Fund for the Period Ended February 28, 2013 was previously filed on the Sound Point Floating Rate Income Fund’s Form N-CSR with the SEC on May 9, 2013 and is incorporated by reference.

17(e)	Proxy Ballot – Sound Point Floating Rate Income Fund – to be filed by amendment.

Item 17.                      Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 11th day of April, 2014.

Trust for Advised Portfolios

By: /s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed below on April 11, 2014, by the following persons in the capacities indicated:

Signature	Title	Date

/s/ John Chrystal*	Trustee	April 11, 2014
John Chrystal

/s/ Albert J. DiUlio, S.J.*	Trustee	April 11, 2014
Albert J. DiUlio, S.J.

/s/ David S. Krause*	Trustee	April 11, 2014
David S. Krause

/s/ Harry E. Resis*	Trustee	April 11, 2014
Harry E. Resis

/s/ Ian Martin*	Trustee	April 11, 2014
Ian A. Martin

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	April 11, 2014
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer	April 11, 2014
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		April 11, 2014
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

INDEX TO EXHIBITS
Exhibit Number	Description
6	Form of Investment Advisory Agreement

7	Form of Distribution Agreement

9(b)	Form of Amendment to Custody Agreement

10(b)	Form of Rule 18f-3 Plan

12	Form of Tax Opinion

13(b)	Form of Amendment to Fund Administration Servicing Agreement

13(d)	Form of Amendment to Fund Accounting Servicing Agreement

13(f)	Form of Amendment to Transfer Agent Servicing Agreement

13(g)	Form of Operating Expenses Limitation Agreement